SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 20, 2002
                        -------------------------------
                         (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      001-8368                                             51-0228924
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(Commission File No.)                          (IRS Employer Identification No.)


        1301 Gervais Street, Suite 300, Columbia, South Carolina    29201
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        (Address of principal executive offices)                 (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On September 20, 2002, the 3E Company Environmental, Ecological and Engineering ("3E"), an indirect majority owned subsidiary of the Registrant, completed the sale of substantially all its assets to New 3E Company Acquisition Corporation ("New 3E"). New 3E was formed and capitalized by the minority shareholders of 3E, Messrs. Jess F. Kraus, IV, Robert M. Ward, Christopher Kraus, Jeremy Kisner and Ms. Linda Allen (collectively the "Minority Shareholders"). 3E was engaged in providing hazardous materials information management and emergency response services for environmental health and safety managers. Coincident with the sale of assets, Safety-Kleen Systems, Inc. ("Systems"), an indirect wholly owned subsidiary of Registrant, completed the acquisition of 24.22% of 3E stock (all of the issued and outstanding shares owned by the Minority Shareholders) for a total of $625 thousand cash, becoming the sole owner of the stock of 3E.

Pursuant to the terms of the Asset Purchase Agreement dated as of August 27, 2002 by and among 3E, New 3E, the Minority Shareholders, and Systems, as amended, New 3E purchased substantially all of the assets of 3E for $12.639 million, of which $3.25 million is a promissory note due to 3E.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

Exhibit
Number      Description
-------     -----------
(10)(i)     Asset Purchase Agreement dated as of August 27, 2002 by and among 3E
            Company Environmental, Ecological and Engineering, New 3E Company
            Acquisition Corporation, Jess F. Kraus, IV, Linda Allen, Christopher
            Kraus, Robert M. Ward, Jeremy Kisner, and Safety-Kleen Systems, Inc.

(10)(ii) First Amendment, effective as of September 16, 2002, to the Asset Purchase Agreement dated as of August 27, 2002 by and among New 3E Company Acquisition Corporation, Safety-Kleen Systems, Inc., Jess
            F. Kraus, IV, Linda Allen, Christopher Kraus, Robert M. Ward, Jeremy Kisner and 3E Company Environmental, Ecological and Engineering.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SAFETY-KLEEN CORP.



Date: October 3, 2002           By:  /s/ James K. Lehman
                                    --------------------------------
                                    James K. Lehman
                                    Senior Vice President, General Counsel and
                                    Secretary

                                 EXHIBIT INDEX


(10)(i) Asset Purchase Agreement dated as of August 27, 2002 by and among 3E Company Environmental, Ecological and Engineering, New 3E Company Acquisition Corporation, Jess F. Kraus, IV, Linda Allen, Christopher Kraus, Robert M. Ward, Jeremy Kisner, and Safety-Kleen Systems, Inc.

(10)(ii) First Amendment, effective as of September 16, 2002, to the Asset Purchase Agreement dated as of August 27, 2002 by and among New 3E Company Acquisition Corporation, Safety-Kleen Systems, Inc., Jess
            F. Kraus, IV, Linda Allen, Christopher Kraus, Robert M. Ward, Jeremy Kisner and 3E Company Environmental, Ecological and Engineering.